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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE JUNDT GROWTH FUND, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
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      2)   Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)   Proposed maximum aggregate value of transaction:

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      5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

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      2)   Form, Schedule or Registration Statement No.:

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      3)   Filing Party:

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      4)   Date Filed:

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                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416

Dear Shareholder:

         You are cordially invited to attend a Special Joint Meeting of Shareholders (the "Meeting") of The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (the "Funds") in order to vote on several important proposals. Each of the Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science and Technology Fund is a series of Jundt Funds, Inc. The Meeting will be held at the offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on [Day], [Month][date], 2000, at [time] (Central Time).

         Enclosed you will find a detailed Proxy Statement and a proxy card for you to register your vote and mail back to us. You will also find a summary of the proposals in a "Question and Answer" format that will provide answers to many of your anticipated questions. After you have read the enclosed materials, please fill out your proxy card, sign it and send it back to us. While we would welcome your attendance at the Meeting, whether or not you expect to attend the Meeting, please sign and return the enclosed proxy card in the enclosed postage-paid envelope.

YOUR PROMPT VOTE MAKES A BIG DIFFERENCE

         It is very important that you vote as soon as possible since many of these proposals require that a majority of the shareholders participate in the voting process. If the required number of shareholders DO NOT participate, additional mailings and shareholder solicitation will need to take place at the expense of the Fund. Your prompt vote will help save time and money.

THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE FOR EACH PROPOSAL

         All of the proposals have been thoroughly reviewed by the Funds' Board of Directors, whose role is to protect your interest as a shareholder. The Funds' Board of Directors believes that the proposals are in the best interest of the applicable Fund and its shareholders and unanimously recommends that you vote FOR each proposal.

         Thank you for taking the time to cast this very important vote.

Sincerely,




Marcus E. Jundt
President

HERE IS A BRIEF OVERVIEW OF THE PROPOSALS THAT ARE BEING RECOMMENDED FOR YOUR JUNDT FUND. PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT BEFORE DECIDING HOW TO VOTE ON THESE PROPOSALS.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

         Shareholders are being asked to vote on proposals to:

         o Set the number of directors at seven and to elect each member of the Board of Directors.

         o Approve the modification or elimination of certain investment restrictions of the Funds.

         o Approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

         Some of these proposals affect all Funds, while others affect only certain Funds. Please refer to page 3 of the proxy statement to see what proposals apply to your Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         After careful consideration, the Board recommends that you vote FOR each proposal.

WHAT DO BOARD MEMBERS DO?

         Board members represent the interests of shareholders and oversee the management of the Funds.

WHY IS THE BOARD RECOMMENDING CHANGES TO, OR THE ELIMINATION OF, SOME OF THE FUNDS' INVESTMENT RESTRICTIONS?

         Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental investment restrictions differ significantly from Fund to Fund. This is in part because the Funds commenced operations at different times, and the wording of the Funds' investment restrictions has evolved over time. Because having different fundamental investment restrictions among the Funds presents difficulties from a compliance standpoint, and because some of the Funds' fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive in light of modern investment practices, the Board is recommending that certain of the Funds' investment restrictions be modified and that some investment restrictions be eliminated.

WHY IS A SHAREHOLDER VOTE REQUIRED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS WITH JUNDT ASSOCIATES, INC?

         The Investment Company Act of 1940 generally requires that shareholders approve a new investment advisory agreement whenever there is a change in control of the investment adviser. Marcus E. Jundt, the president of each Fund, has announced that he will acquire a controlling interest in Jundt Associates, Inc, the investment adviser to each Fund. The proposed acquisition will result in a change in control of Jundt Associates, Inc. which, therefore, requires a shareholder vote on a new investment advisory agreement for each Fund. The Board is recommending that shareholders of each Fund approve the new Investment Advisory Agreement with Jundt Associates, Inc.

HOW WILL THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. AFFECT THE MANAGEMENT OF MY FUND INVESTMENTS?

         Under the terms of the proposed Investment Advisory Agreement, the investment management fees paid by your Fund will remain the same. Information about Marcus E. Jundt and the new Investment Advisory Agreement can be found in the proxy statement.

                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                           TO BE HELD ON _______, 2000

         The Jundt Growth Fund, Inc., Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (the "Funds") will hold a Special Joint Meeting of Shareholders (the "Meeting") at the offices of offices of Faegre & Benson LLP (the Funds' legal counsel), 90 South Seventh Street, Wells Fargo Center, 23rd Floor, Minneapolis, Minnesota 55402 on [Day], [Month][date], 2000, at [time] (Central Time) for the following purposes:

         1. To set the number of directors at seven and to elect each member of the Board of Directors.

         2. To approve the modification or elimination of certain investment restrictions of the Funds.

         3. To approve a new Investment Advisory Agreement between each Fund and Jundt Associates, Inc.

         4. To transact any other business properly brought before the Meeting.

         The Funds' Board of Directors unanimously recommends approval of each item listed on this Notice of Special Joint Meeting of Shareholders.

         Only shareholders of record as of the close of business on July 31, 2000 may vote at the Meeting or any adjournment(s) of the Meeting.

                                                James E. Nicholson
                                                Secretary

Dated: _________

                           THE JUNDT GROWTH FUND, INC.
                                JUNDT FUNDS, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


                                 PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                                     [DATE]

         The Board of Directors of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. (each a "Company") is soliciting the enclosed proxy in connection with a special joint meeting of shareholders (the "Meeting") to be held _________, and any adjournment of the Meeting.

         Jundt Funds, Inc. offers its shares in five different series: Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund (together with Jundt Growth Fund, Inc., the "Funds"). Each Fund offers its shares in four classes (Class A, Class B, Class C, and Class I). Each share is entitled to one vote with respect to each of the matters presented for shareholder vote at the Meeting, without regard to its class designation. The investment advisor for each Fund is Jundt Associates, Inc. ("Jundt Associates"). U.S. Growth Investments, Inc. ("U.S. Growth Investments") is the Funds' principal underwriter. Both Jundt Associates and U.S. Growth Investments are located at 1550 Utica Avenue South, Suite 950, Minneapolis, Minnesota 55416.

         The Companies will pay all costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Shareholders' Meeting and this Proxy Statement. Representatives of Jundt Associates, without cost to the Companies, may solicit proxies by means of mail, telephone, or personal calls. Jundt Associates may also arrange for an outside firm, ____________________, to solicit shareholder votes by telephone on behalf of the Companies. This procedure is expected to cost approximately $_____, which will be allocated among the Funds on the basis of their net assets.

         In order for the Meeting to go forward, there must be a quorum. This means that at least 10% of the Company's shares must be represented at the meeting--either in person or by proxy. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Company's Articles of Incorporation, the election of directors will be determined on the basis of a percentage of votes cast at the Special Joint Meeting of Shareholders. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Funds', or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         Only shareholders of record on July 31, 2000 may vote at the Meeting or any adjournment of the Meeting. On that date the Funds had the following numbers of shares of common stock issued and outstanding:

FUND                                                                    SHARES
----                                                                    ------

The Jundt Growth Fund, Inc.........................................   __________

Jundt Funds, Inc.
     Jundt U.S. Emerging Growth Fund...............................   __________
     Jundt Opportunity Fund........................................   __________
     Jundt Twenty-Five Fund........................................   __________
     Jundt Mid-Cap Growth Fund.....................................   __________
     Jundt Science & Technology Fund...............................   __________

         Each shareholder is entitled to one vote for each share owned on the record date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         At this point, we know of no other business to be brought before the Meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

         THE FUNDS' MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 615 EAST MICHIGAN STREET, 3RD FLOOR, MILWAUKEE, WISCONSIN 53201-5207 OR CALL 1-800-370-0612.

         Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call 1-800-370-0612 or your registered representative.

         This proxy statement and proxy cards were first mailed to shareholders on or about ___________, 2000.

                              SUMMARY OF PROPOSALS

         The Board of Directors of the Funds is asking for your vote on the following proposals. Each proposal is described in detail below.

PROPOSAL                                         FUNDS AFFECTED
--------                                         --------------

1.    To set the number of directors at seven    Jundt Growth Fund
      and to elect each member of the            Jundt U.S. Emerging Growth Fund
      Board of Directors                         Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund
                                                 Jundt Mid-Cap Growth Fund
                                                 Jundt Science & Technology Fund

2. To approve the elimination or modification of the following investment restrictions:

      A.    Modify investment restrictions       Jundt Growth Fund
            regarding borrowing and the          Jundt U.S. Emerging Growth Fund
            issuance of senior securities        Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund


      B.    Modify investment restrictions       JundtGrowth Fund
            regarding concentration in a         Jundt U.S. Emerging Growth Fund
            particular industry                  Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

      C.    Modify investment restrictions       Jundt Growth Fund
            regarding investments in real        Jundt U.S. Emerging Growth Fund
            estate                               Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund


      D.    Modify investment restrictions       Jundt Growth Fund
            regarding investments in             Jundt U.S. Emerging Growth Fund
            commodities                          Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund


      E.    Modify investment restrictions       Jundt Growth Fund
            regarding lending                    Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund

      F.    Eliminate diversification            Jundt Growth Fund
            investment restrictions              Jundt U.S. Emerging Growth Fund

      G.    Eliminate investment restriction     Jundt Growth Fund
            restricting the pledging
            of assets

      H.    Eliminate investment restriction     Jundt Growth Fund
            restricting margin purchases and
            short sales

      I.    Eliminate investment restriction     Jundt Growth Fund
            limiting investment in illiquid
            securities

      J.    Eliminate investment restriction     Jundt Growth Fund
            prohibiting investing in companies
            for control

3.    To approve a new Investment Advisory       Jundt Growth Fund
      Agreement between each Fund and Jundt      Jundt U.S. Emerging Growth Fund
      Associates, Inc.                           Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund
                                                 Jundt Mid-Cap Growth Fund
                                                 Jundt Science & Technology Fund

4.    To transact such other business as may     Jundt Growth Fund
      properly come before the Meeting           Jundt U.S. Emerging Growth Fund
                                                 Jundt Opportunity Fund
                                                 Jundt Twenty-Five Fund
                                                 Jundt Mid-Cap Growth Fund
                                                 Jundt Science & Technology Fund

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

THIS PROPOSAL APPLIES TO ALL FUNDS

ELECTION OF DIRECTORS

         At the Meeting you will be asked to elect the nominees listed below to the Companies' Board of Directors, and to thereby set the number of Directors at seven (based on the authority of the Board of Directors to increase or decrease the number of directors).

         Each director will serve until the next meeting of the shareholders or until his successor is elected. Information regarding each nominee's principal occupation and business experience is set forth below.

         The Companies' Board of Directors has an audit committee and nominating committee. The members of the audit committee are John E. Clute, Demetre M. Nicoloff and Darrell R. Wells, and the members of the nominating committee are John E. Clute, Floyd Hall, Demetre M. Nicoloff, Darrell R. Wells and Clark W. Jernigan.

         The audit committee's purpose is to oversee the Funds' accounting and financial reporting policies and practices and matters relating to internal control, to oversee the quality and objectivity of the Funds' s financial statements and the independent audits of those statements and to be a liaison between the independent auditors of the Fund and the full Board of Directors. The nominating committee will act to present names for consideration for election of Board members in the event of a vacancy or expansion of the Board of Directors. This committee will consider nominees recommended to it for consideration by shareholders of the Company.

                                           PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                       PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------------------------------------------------------
James R. Jundt (1)(2)                  Chairman of the Board, Chief Executive
Age: 58                                Officer, Secretary and portfolio manager
1550 Utica Avenue South                of the Investment Adviser since its
Suite 950                              inception in 1982. Chairman of the
Minneapolis, MN 55416                  Board and a portfolio manager of The
                                       Jundt Growth Fund, Inc. since 1991,
                                       Jundt Funds, Inc. since 1995 and, since
                                       1999, American Eagle Funds, Inc.
                                       President of The Jundt Growth Fund,
                                       Inc. from 1991 to 1999 and Jundt Funds,
                                       Inc. from 1995 to 1999. Chairman of the
                                       Board of the Distributor since 1995.
                                       Also a trustee of Gonzaga University.

John E. Clute                          Dean and Professor of Law, Gonzaga
Age: 65                                University School of Law, since 1991;
1221 West Riverside                    previously Senior Vice President Human
Avenue                                 Resources and General Counsel, Boise
Spokane, WA 99201                      Cascade Corporation (forest products).
                                       Director of The Jundt Growth Fund,
                                       Inc. since 1991, Jundt Funds, Inc. since
                                       1995 and, since 1999, American Eagle
                                       Funds, Inc. Also a director of Hecla
                                       Mining Company (mining)and two private
                                       companies.

Floyd Hall                             Chairman, President and Chief Executive
Age: 61                                Officer of K-Mart Corporation from 1995
190 Upper Mtn Ave.                     to 2000. Chairman from 1989 to 1998 and
Montclair, NJ 07042                    Chief Executive Officer from 1989 to
                                       1995 of The Museum Company and Alva
                                       Replicas. Chairman and Chief Executive
                                       Officer from 1984 to 1989 of The Grand
                                       Union Company. Chairman and Chief
                                       Executive Officer from 1981 to 1984 of
                                       Target Stores. President and Chief
                                       Executive Officer from 1974 to 1981 of
                                       B. Dalton Bookseller. Director of The
                                       Jundt Growth Fund, Inc. since 1991, Jundt
                                       Funds, Inc. since 1995 and, since 1999,
                                       American Eagle Funds, Inc.

Demetre M. Nicoloff                    Cardiac and thoracic surgeon, Cardiac
Age: 66                                Surgical Associates, P.A., Minneapolis,
1492 Hunter Drive                      Minnesota. Director of The Jundt Growth
Wayzata, MN 55391                      Fund, Inc. since 1991, Jundt Funds, Inc.
                                       since 1995 and, since 1999, American
                                       Eagle Funds, Inc.  Also a director of
                                       Optical Sensors Incorporated (patient
                                       monitoring equipment); Micromedics,
                                       Inc. (instrument trays, ENT specialty
                                       products and fibrin glue applicators);
                                       Applied Biometrics, Inc. cardiac output
                                       measuring devices); and Urometrics, Inc.
                                       (ultrasound imaging equipment).

Darrell R. Wells                       Managing Director, Security Management
Age: 57                                Company (asset management firm) in
Suite 310                              Louisville, Kentucky. Director of The
4350 Brownsboro Road,                  Jundt Growth Fund, Inc. since 1991,
Louisville, KY 40207                   Jundt Funds, Inc. since 1995 and, since
                                       1999, American Eagle Funds, Inc. Also a
                                       director of Churchill Downs Inc. (race
                                       track operator) and Citizens Financial
                                       Inc. (insurance holding company), as
                                       well as several private companies.

Clark W. Jernigan                      Engineering Director, CirrusLogic, Inc.,
Age: 39                                Communications Products Division, Austin,
1201 Verdant Way                       Texas since 1997; Research Associate
Austin, TX 78746                       Analyst, Alex. Brown & Sons Incorporated,
                                       New York, New York from 1996 to 1997;
                                       Product Development Engineering Manager,
                                       Advanced Micro Devices, Inc., Embedded
                                       Processor Division, Austin, Texas from
                                       June 1991 to 1996; Director of The Jundt
                                       Growth Fund, Inc., Jundt Funds, Inc. and, since 1999, American Eagle Funds, Inc.

Marcus E. Jundt                        Vice Chairman of the Investment Adviser
Age: 35                                since 1992. Research Analyst, Victoria
Suite 950                              Investors, New York, New York from 1988
1550 Utica Avenue South                to 1992. Employed by Cargill Investor
Minneapolis,MN 55416                   Services, Inc. from 1987 to 1988.
                                       President of Jundt Funds, Inc., The

                                       Jundt Growth Fund, Inc. and, since 1999,
                                       American Eagle Funds, Inc.  Portfolio
                                       Manager of Jundt Funds, Inc. since 1995
                                       and The Jundt Growth Fund since 1992.
                                       President of U.S. Growth Investments,
                                       Inc. since 1997. Also a director of a
                                       private company.

------------------
(1) Director who is an "interested person" of each fund, as defined in the Investment Company Act.

(2) "Controlling person" of the Investment Adviser, as defined in the Investment Company Act. Mr. Jundt beneficially owns 95% of the stock of the Investment Adviser. Mr. Jundt also owns 100% of the stock of the Distributor and is, therefore, a controlling person of the Distributor as well.

         Each of the directors of The Jundt Growth Fund, Inc. and Jundt Funds, Inc. is also a director of American Eagle Funds, Inc. Jundt Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc. have agreed to pay its pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" of any fund company managed by the Investment Adviser. In the aggregate, the Jundt Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc. have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid to officers or directors who are "interested persons" of Jundt Growth Fund, Inc., Jundt Funds, Inc. or American Eagle Funds, Inc.

         Director fees and expenses aggregated $81,129 for the fiscal year ended December 31, 1999. The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 1999:

                               COMPENSATION TABLE

                                                                                                     TOTAL COMPENSATION
                                          AGGREGATE       PENSION OR RETIREMENT    ESTIMATED         FROM FUND AND FUND
                                          COMPENSATION    BENEFITS ACCRUED AS      ANNUAL BENEFITS   COMPLEX PAID TO
NAME OF PERSON, POSITION                  FROM FUND*      PART OF FUND EXPENSES    UPON RETIREMENT   DIRECTORS*
------------------------------------------------------------------------------------------------------------------------------------
James R. Jundt, Chairman of
 the Board ..........................      $     0        $0                       $0                $     0
John E. Clute, Director .............      $18,200        $0                       $0                $18,200
Floyd Hall, Director ................      $18,200        $0                       $0                $18,200
Demetre M. Nicoloff, Director .......      $18,200        $0                       $0                $18,200
Darrell R. Wells, Director ..........      $18,200        $0                       $0                $18,200
Clark W. Jernigan, Director .........      $     0        $0                       $0                $     0

------------------
*Total Compensation paid to directors is for services on the board of The Jundt
 Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANIES VOTE TO SET THE NUMBER OF DIRECTORS AT SEVEN AND VOTE IN FAVOR OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANIES. The vote of a majority of the shares of the Company represented at the Meeting, provided at least a quorum is represented in person or by proxy, is sufficient for the election of the above nominees. The proxies will vote for the above seven nominees. All of the nominees listed above have consented to serve as Directors if elected. In the event any of the above nominees are not candidates for election at the Meeting, the proxies may vote for such other persons as Jundt Associates may designate. Nothing currently indicates such situation will arise.

                                  PROPOSAL TWO
                         THE ELIMINATION OR MODIFICATION
                     OF FUNDAMENTAL INVESTMENT RESTRICTIONS


THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND

         Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental investment restrictions differ significantly from Fund to Fund. This is in part because the Funds commenced operations at different times, and the wording of the Funds' fundamental investment restrictions has evolved over time. Because having different fundamental investment restrictions among the Funds presents difficulties from a compliance standpoint, and because certain fundamental investment restrictions, in the opinion of Jundt Associates, are unnecessarily restrictive, Jundt Associates proposed that the Funds' investment restrictions be modified and that some investment restrictions be eliminated. The Board of Directors has adopted these proposals, subject to shareholder approval.

         The Investment Company Act of 1940 (the "Investment Company Act") requires that only certain activities of investment companies be governed by fundamental investment restrictions. The Board of Directors has recommended that shareholders approve proposed revisions to the fundamental investment restrictions of the Funds governing these activities. Each proposed revision is, in general, intended to provide the Board with the maximum flexibility permitted under the Investment Company Act, and to provide uniformity among the Funds' investment restrictions. The Board of Directors has also recommended that shareholders approve the elimination of all fundamental investment restrictions that are not required by the Investment Company Act. If shareholders approve the elimination of these investment restrictions, the Board of Directors will have complete discretion regarding the Funds' investment activities in these areas.

A. MODIFY INVESTMENT RESTRICTIONS REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to borrow money and issue senior securities. The Funds' current investment restrictions regarding borrowing and the issuance of senior securities are set forth below.

         JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND,
         The Fund may not borrow money or issue senior securities (as defined in the Investment Company Act), except that the Fund may borrow in amounts not exceeding of 15% of its total assets from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

         JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND
         The Fund may not borrow money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities (as described elsewhere in the Funds'

         Prospectus and in this Statement of Additional Information) and then only in an amount not in excess of one-third of the value of the Fund's total assets.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION OR INVESTMENT RESTRICTIONS REGARDING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING INVESTMENT RESTRICTION:

         THE FUND MAY NOT BORROW MONEY OR ISSUE SENIOR SECURITIES IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940.

         The Board believes that the Funds' current investment restrictions regarding borrowing are unnecessarily restrictive and could be disadvantageous to shareholders. The addition of borrowing power will provide the Funds with greater flexibility to respond to sudden needs for cash that may arise and that cannot be anticipated. Ordinarily, a Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow arising from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Funds.

         The proposed investment restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The Investment Company Act requires borrowings to have 300% asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing investment restriction. This asset coverage requirement applies at all times, and not just at the time of borrowing.

         All borrowing involves risks. Interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund. In addition, if a Fund were to incur debt to purchase additional securities, a practice known as "leveraging," the Fund would incur a loss unless the income or gain on such investment exceeded the interest payable with respect to the borrowing. Borrowing for leverage would increase a Fund's volatility and the risk of loss in a declining market. As a non-fundamental investment restriction that may be changed without shareholder approval, Jundt Growth Fund and Jundt U.S. Emerging Growth Fund will not acquire any new securities while borrowings exceed 15% of total assets.

         The proposed investment restriction also prohibits each Fund from issuing senior securities. Senior securities include any obligation of a fund that takes priority over the claims of the fund's shareholders. The Investment Company Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation. These types of transactions would be permitted under the proposed investment restriction, provided that a Fund sets aside cash or liquid securities to cover its obligations. The purpose of the proposed change is to standardize and clarify the Funds' investment restrictions prohibiting each Fund from issuing senior securities.

B. MODIFY THE INVESTMENT RESTRICTION REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY

THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to concentrate investments in a particular industry or group of industries. The Funds' current investment restrictions regarding industry concentration are set forth below.

         JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, JUNDT TWENTY-FIVE FUND The Fund may not invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).

         IT IS PROPOSED THAT THE FUNDS REPLACE THEIR CURRENT INVESTMENT RESTRICTIONS REGARDING CONCENTRATION WITH THE FOLLOWING INVESTMENT RESTRICTION:

         THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT. SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES SHALL NOT BE CONSIDERED TO REPRESENT AN "INDUSTRY" WITHIN THE MEANING OF THIS LIMITATION. HOWEVER, A FUND MAY CONCENTRATE ITS INVESTMENTS IN ONE OR MORE MARKET SECTORS WHICH MAY BE MADE UP OF COMPANIES IN A NUMBER OF RELATED INDUSTRIES.

         The Investment Company Act requires that a Fund state its position regarding concentration in an industry. While the Investment Company Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission (the "Commission") takes the position that investment of 25% or more of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         As set forth above, each Fund has a policy not to concentrate its investments in a particular industry, except for U.S. Government securities and agencies or instrumentalities. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof.

Because a Fund may create its own reasonable industry classifications, Jundt Associates believes that it is not necessary to include such matters in the fundamental investment restrictions of the Funds.

         The proposed investment restrictions do not materially change the Funds' current investment restrictions. However, rather than defining concentration, as the current investment restrictions do, the proposed investment restrictions state that whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act as it is interpreted from time to time. This will provide the Fund with more flexibility should the staff of the Commission reinterpret the term "concentrate."

C.  MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE

THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.

         The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in real estate. The Funds' current investment restriction regarding real estate is set forth below.

         JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND
         The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interest therein.

         JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND
         The Fund may not purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interest therein.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE WITH THE FOLLOWING INVESTMENT
RESTRICTION:

         THE FUND MAY NOT ACQUIRE OR SELL REAL ESTATE UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY REAL ESTATE OR INTERESTS IN REAL ESTATE OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN REAL ESTATE OR INTERESTS IN REAL ESTATE.

         Both the current and proposed investment restrictions prohibit direct investments in real estate. The proposed investment restriction clarifies, however, that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

D.  MODIFY THE INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.

         The Investment Company Act requires that each Fund have fundamental investment restrictions governing its ability to invest in commodities. The Funds' current investment restriction regarding commodity investments is set forth below.

         JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND
         The Fund may not purchase or sell commodities or commodity contracts, except that, for the purpose of hedging , it may enter into contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices.

         JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND
         The Fund may not purchase or sell commodities or commodity contracts, except as required in connection with otherwise permissible options, futures contracts and commodity activities (as described elsewhere in the Funds' Prospectus and in this Statement of Additional Information).

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES WITH THE FOLLOWING INVESTMENT
RESTRICTIONS:

         THE FUND MAY NOT ACQUIRE OR SELL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES CONTRACTS UNLESS ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF ANOTHER PERMISSIBLE INSTRUMENT. THIS LIMITATION SHALL NOT PROHIBIT THE FUND FROM ACQUIRING OR SELLING INVESTMENTS THAT MAY BE BACKED OR SECURED BY PHYSICAL COMMODITIES OR INVESTMENTS IN COMPANIES THAT DEAL IN OR OWN PHYSICAL COMMODITIES.

         The Investment Company Act requires a mutual fund to state as a fundamental investment restriction the extent to which it may engage in the purchase and sale of commodities. At the time the Investment Company Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes. The current investment restrictions of the Jundt Growth Fund and Jundt U.S. Emerging Growth Fund prohibit investments in commodities or commodity contracts except for certain specified types of financial instruments that might be categorized as commodities. The purpose of the proposed change is to standardize the Funds' investment restrictions regarding investments in commodities, to clarify that the Funds are not permitted to invest in physical commodities or contracts relating to physical commodities, and to provide Jundt Growth Fund and Jundt U.S. Emerging Growth Fund, which currently specify which types of financial instruments or contracts are permissible, with greater flexibility.

         Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

         Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract. In order to avoid the need to register with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator," each Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or
(b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.

         The use of futures contracts, options on futures contracts and similar instruments would expose a Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

E.  MODIFY THE INVESTMENT RESTRICTION REGARDING LENDING

THIS PROPOSAL APPLIES TO JUNDT GROWTH FUND, JUNDT U.S. EMERGING GROWTH FUND, JUNDT OPPORTUNITY FUND, AND JUNDT TWENTY-FIVE FUND.

         The Investment Company Act requires each Fund to have a fundamental investment restriction regarding lending. The Funds' current investment restrictions regarding lending are set forth below.

         JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND
         The Fund may not make loans of securities to other persons in excess of 25% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

         JUNDT OPPORTUNITY FUND AND JUNDT TWENTY-FIVE FUND
         The Fund may not make loans of its assets to other parties, including loans of its securities (although it may, subject to the other restrictions or policies stated in the Funds' Prospectus and in this Statement of Additional Information, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), in excess of one-third of it total assets.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING LENDING WITH THE FOLLOWING INVESTMENT
         RESTRICTION:

         THE FUND MAY NOT MAKE LOANS IN EXCESS OF LIMITATIONS IMPOSED BY THE INVESTMENT COMPANY ACT.

         As noted above, each Fund's current lending investment restriction prohibits making loans to others, but contains exceptions to this prohibition. For example, each Fund is permitted to enter into repurchase agreements and purchase of debt securities. Unlike the current investment restrictions, the proposed investment restriction does not specify the particular types of lending in which each Fund is permitted to engage. Instead, the proposed investment restriction permits each Fund to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to Board approval, to lend its securities to the full extent permitted by the Investment Company Act. Currently, the maximum amount that any Fund could lend under the Investment Company Act would be portfolio securities equal to one-third of the value of the Fund's total assets (including securities lent), compared to the 25% of total assets permitted under the current investment restrictions for the Jundt Growth Fund and Jundt U.S. Emerging Growth Fund. The Jundt Opportunity Fund and Jundt Twenty-Five Fund currently permit loans equal to one-third of the value of the Fund's total assets.

         In addition, under the proposed new fundamental investment restriction, the Fund could rely on regulatory interpretations issued from time to time concerning what types of transactions are not deemed to involve "lending" for Investment Company Act purposes, and could engage in such other types of "lending" as may be permitted under the Investment Company Act and applicable interpretations from time to time. The proposed investment restriction, unlike the current investment restrictions, thus would permit the Funds to take advantage of new regulatory interpretations as they are issued, without seeking shareholder approval.

F. ELIMINATE DIVERSIFICATION INVESTMENT RESTRICTION

THIS PROPOSAL APPLIES TO THE JUNDT GROWTH FUND AND THE JUNDT U.S. EMERGING GROWTH FUND.

         The Jundt Growth Fund and the Jundt U.S. Emerging Growth Fund each have a fundamental investment restriction related to diversification. It is proposed that this investment restriction, which is set forth below, be eliminated.

         JUNDT GROWTH FUND AND JUNDT U.S. EMERGING GROWTH FUND
         The Fund may not with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

         Jundt Associates believes that it is appropriate to eliminate this investment restriction. Each of the Funds has elected to operate as a "diversified" investment company as defined under the Investment Company Act. This will not change if you vote to eliminate the investment restriction listed above. Section 5(b)(1) of the Investment Company Act currently defines a diversified investment company as one that meets the following requirements:

         At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

         This definition is nearly identical to the diversification investment restrictions currently in place for Jundt Growth Fund and Jundt U.S. Emerging Growth Fund, and Jundt Associates therefore feels that these diversification investment restrictions are redundant and unnecessary.

G.  ELIMINATE THE INVESTMENT RESTRICTION RESTRICTING THE PLEDGING OF ASSETS

THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.

         The Jundt Growth Fund has a fundamental investment restriction restricting its ability to pledge, mortgage or hypothecate its assets. It is proposed that this investment restriction, which are set forth below, be eliminated.

         JUNDT GROWTH FUND
         The Fund may not pledge, mortgage or hypothecate it assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures contracts transactions are not deemed to be pledges or hypothecations for this purpose).

         Mutual funds are not required to adopt fundamental investment restrictions regarding the pledging of assets. However, the Jundt Growth Fund adopted this fundamental investment restriction as a counterpart to its fundamental investment restriction limiting borrowing to 15% of net assets. As discussed above in the proposal regarding borrowing, the Board believes that it is in each Fund's best interest to have the ability to borrow to the maximum extent permitted by the Investment Company Act. Similarly, the Board believes that it is in the Jundt Growth Fund's best interest to be able to pledge assets to the extent necessary to secure such borrowing. The Board further believes that limitations on the Fund's ability to pledge its assets are unnecessary since, even if the Fund is not restricted in its ability to pledge assets, it is limited in its ability to borrow by the Investment Company Act. Therefore, the Board is recommending that the above investment restriction be eliminated.

         Pledging assets does entail certain risks. To the extent that a Fund pledges its assets, the Fund may have less flexibility in liquidating its assets. If a large portion of the Fund's assets are involved, the Fund's ability to meet redemption requests or other obligations could be delayed. The Board intends to adopt a non-fundamental investment restriction providing that the Jundt Growth Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options transactions and certain options transactions will not be considered pledges by the Funds and will not be restricted. This investment restriction could be amended or eliminated in the future without shareholder approval.

H. ELIMINATE THE INVESTMENT RESTRICTION RESTRICTING MARGIN PURCHASES AND SHORT SALES

THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.

         The Jundt Growth Fund has a investment restriction, separate and apart from its borrowing investment restriction, prohibiting it from purchasing securities on margin or making short sales of securities, other than for short-term credit necessary for clearance of purchases and sales and for margin deposits in connection with transactions in options and futures contracts. It is proposed that this investment restriction, which is set forth below, be eliminated.

         JUNDT GROWTH FUND
         The Fund may not purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but is may make margin deposits in connection with transactions in options, futures contracts and options on futures contracts.

         The Jundt Growth Fund adopted this investment restriction in order to comply with state securities laws that no longer apply. The Board believes that the portion of the Fund's investment restriction prohibiting the purchase of securities on margin is not necessary since the Fund's ability to engage in margin transactions is limited by the Investment Company Act. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. A Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, will generally be limited by the current position taken by the staff of the Commission that margin transactions with respect to securities are prohibited under the Investment Company Act because they create senior securities. A Fund's ability to engage in margin transactions is also limited by the restrictions on borrowing imposed by the Investment Company Act.

         The Board believes that the portion of the investment restrictions prohibiting short sales of securities is not necessary because the Fund will be limited in its ability to sell securities short by the restrictions on the issuance of senior securities imposed by the Investment Company Act. A short sale is made by selling a security a Fund does not own. A short sale is "against the box" if the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Commission staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security, and violates the Investment Company Act prohibition on the issuance of senior securities unless the fund sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

         Should shareholders vote to eliminate the current fundamental investment restrictions, the Board intends to adopt a non-fundamental investment restriction providing that (a) the Jundt Growth Fund may not make short sales of securities, other than short sales "against the box," and (b) the Jundt Growth Fund may not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of securities transactions and (c) the Jundt Growth Fund may make margin deposits in connection with futures contracts. These investment restrictions could be amended or eliminated in the future without shareholder approval.

I.  ELIMINATE THE INVESTMENT RESTRICTION LIMITING INVESTMENTS IN ILLIQUID ASSETS

THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.

         The Jundt Growth Fund has a fundamental investment restriction restricting its investments in illiquid assets. It is proposed that this investment restriction, which is set forth below, be eliminated.

         JUNDT GROWTH FUND
         The Fund may not invest more than 15% of its assets in illiquid securities.

         Mutual funds are not required to adopt fundamental investment restrictions regarding investments in illiquid assets. However, the Jundt Growth Fund's adopted the investment restriction to assure that the Fund's portfolio would consist primarily of securities that are readily marketable, and that the Fund would therefore be able to make timely payment for redeemed shares. The Commission's current policy with respect to investment in illiquid assets, which is similar to the Funds current investment restriction, permits mutual funds to invest up to 15% of their net assets in illiquid securities (10% for money market funds).

         If shareholders approve elimination of the fundamental investment restriction regarding investments in illiquid securities, the Jundt Growth Fund will adopt a non-fundamental investment restriction providing that it may invest up to 15% of its net assets in illiquid securities. This investment restriction could be amended or eliminated in the future without shareholder approval. However, the Board of Directors would not be able to increase the percentage of a Fund's assets that could be invested in illiquid securities absent a change in the Commission's position regarding these investments.

J. ELIMINATE THE INVESTMENT RESTRICTION PROHIBITING INVESTING IN COMPANIES FOR CONTROL

THIS PROPOSAL APPLIES ONLY TO THE JUNDT GROWTH FUND.

         The Jundt Growth Fund is subject to a fundamental investment restriction providing that the Fund may not "make investments for the purpose of exercising control or management." It is proposed that this investment restriction be eliminated. The investment restriction was adopted to comply with state securities laws that no longer apply to the Fund, and Jundt Associates believes that the investment restriction is not necessary. None of the Funds invests in companies for the purpose of exercising control over, or managing, those companies. Elimination of the investment restriction will not change the way any of the Funds currently subject to the investment restriction is managed.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED CHANGES TO THAT FUND'S INVESTMENT RESTRICTIONS. The changes must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment restriction changes.

                                 PROPOSAL THREE
                          APPROVAL OF A NEW INVESTMENT
                           ADVISORY AGREEMENT BETWEEN
                      EACH FUND AND JUNDT ASSOCIATES, INC.

THIS PROPOSAL APPLIES TO ALL FUNDS

PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH FUND AND JUNDT ASSOCIATES, INC.

         At the Meeting, the shareholders of each Fund will be asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund and Jundt Associates, which will replace the Fund's existing Investment Advisory Agreement with Jundt Associates (the "Existing Advisory Agreement"). This action is necessitated by a proposed change in ownership of Jundt Associates (as detailed below), which will cause each Fund's Existing Advisory Agreement to terminate automatically. To provide for the ongoing management of the Funds following such change in ownership (which will occur as soon as practicable following the shareholders' approval of the New Advisory Agreements), Fund shareholders are being asked to approve the New Advisory Agreements, which will take effect immediately upon such change in ownership.

         THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED EACH FUND'S NEW ADVISORY AGREEMENT AND, WITHOUT QUALIFICATION, RECOMMENDS THAT IT BE APPROVED BY THE FUND'S SHAREHOLDERS.

         Jundt Associates serves as the investment advisor to each Fund under the Existing Advisory Agreements. James R. Jundt is the Chairman of the Board and Chief Executive Officer of Jundt Associates and currently owns 95% of its stock. A trust benefiting Mr. Jundt's children and grandchildren owns the remaining 5% of the stock. As soon as practicable following the shareholders' approval of the New Advisory Agreements, Marcus E. Jundt, currently the President and a portfolio manager of each Fund and son of James R. Jundt, has announced that he will acquire all of the Jundt Associates shares currently owned by James R. Jundt. This change in ownership (a "change in control" of Jundt Associates within the meaning of the Investment Company Act) will cause each Existing Advisory Agreement to terminate automatically. This, in turn, will necessitate adoption by each Fund of its New Advisory Agreement to enable Jundt Associates to continue to serve as the Funds' investment adviser following such change in ownership. Under the Investment Company Act, each Fund's New Advisory Agreement must be approved by the Fund's shareholders.

         Each Fund's Existing Advisory Agreement and New Advisory Agreement provide for the same compensation to Jundt Associates and further provide that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding shares of the Fund, or by Jundt Associates, upon 60 days' written notice to the other party. Each Agreement also provides that for its automatic termination in the event of its "assignment" (which includes any change in control of Jundt Associates). The form of the New Advisory Agreement (marked to indicate proposed revisions to the Existing Advisory Agreement) is attached to this proxy statement as Appendix A.

         The only technical change being proposed in the New Advisory Agreement (in addition to its effective date) is to the provision that governs how the Agreement may be amended in the future. Each Existing Advisory Agreement provides that "No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund." Each proposed New Advisory Agreement will provide that "This Agreement may be amended in the manner prescribed by the Investment Company Act of 1940, as amended, or any successor statute." The Board of Directors believes that this change could potentially provide the Funds with the flexibility to adopt future amendments that, according to applicable law, do not warrant the protections and expense of obtaining shareholder approval.

         In approving the New Advisory Agreements and recommending their approval by Fund shareholders, the Company's Board of Directors considered all relevant facts and circumstances, including but not limited to the following factors:

         o The terms of the New Advisory Agreements (including the fees payable to Jundt Associates) are substantially identical to the Existing Advisory Agreements.

         o Marcus E. Jundt has been employed by Jundt Associates as its Vice Chairman and as a portfolio manager since 1992. He has served as the President of U.S. Growth Investments, each Fund's distributor, since its inception and, since 1999, has served as each Fund's President. Over the past three years, Marcus Jundt has been responsible for all aspects of Jundt Associates' business lines and operations. In short, approval of the New Advisory Agreements will not result in any substantive changes in the manner in which Jundt Associates or the Funds are managed or in the portfolio managers responsible for managing the Funds.

VOTE REQUIRED

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT WITH JUNDT ASSOCIATES, INC. Each Fund's new Investment Advisory Agreement must be approved by a majority of the outstanding shares of the Fund, as defined in the Investment Company Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         If the shareholders of any Fund fail to approve the New Advisory Agreement, the Board of Directors will promptly consider alternative courses of action and could request the shareholders of each such Fund to reconsider approval of the New Advisory Agreement. Under the provisions of the Investment Company Act and the terms of the Existing Advisory Agreement, the Existing Advisory Agreement will terminate immediately upon the consummation of the Assignment. If such a termination should occur before a new advisory agreement has been approved by Fund shareholders, Jundt Associates will continue providing advisory services to the Funds for compensation equal to the lesser of (a) the amounts which would be payable to it under the Existing Advisory Agreement, or
(b) the actual out-of-pocket costs and expenses incurred by it in providing such investment advisory services. In such event, Jundt Associates has agreed to provide its services in accordance with those terms, pending shareholder approval of the New Advisory Agreement.

                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.


                                                BUSINESS EXPERIENCE
NAME AND (AGE)             POSITION           DURING PAST FIVE YEARS
--------------             --------           ----------------------
James R. Jundt (58)....... Chairman     Chairman    of   the    Board,    Chief
                                        Executive   Officer,    Secretary   and
                                        portfolio    manager   of   the   Jundt
                                        Associates,  Inc.  since its  inception
                                        in 1982.  Chairman  of the  Board and a
                                        portfolio  manager of The Jundt  Growth
                                        Fund,  Inc.  since 1991,  Jundt  Funds,
                                        Inc.   since  1995  and,   since  1999,
                                        American  Eagle Funds,  Inc.  President
                                        of The Jundt  Growth  Fund,  Inc.  from
                                        1991  to 1999  and  Jundt  Funds,  Inc.
                                        from  1995  to  1999.  Chairman  of the
                                        Board of the  Distributor  since  1995.
                                        Also a trustee of Gonzaga University.

Marcus E. Jundt (35)..... President     Vice     Chairman    of    the    Jundt
                       (since 1999)     Associates,  Inc. since 1992.  Research
                                        Analyst,    Victoria   Investors,   New
                                        York,  New  York  from  1988  to  1992.
                                        Employed     by    Cargill     Investor
                                        Services, Inc.   from   1987  to  1988.
                                        President  of Jundt  Funds,  Inc.,  The
                                        Jundt Growth Fund,  Inc. and,  American
                                        Eagle   Funds,    Inc.    since   1999.
                                        Portfolio   Manager  of  Jundt   Funds,
                                        Inc.  since  1995 and The Jundt  Growth
                                        Fund  since  1992.  President  of  U.S.
                                        Growth  Investments, Inc.  since  1997.
                                        Also a director of a private company.


Jon C. Essen (36)........ Treasurer     Chief   Financial    Officer   of   the
                       (since 1999)     Investment    Adviser    since    1998.
                                        Treasurer  of The  Jundt  Growth  Fund,
                                        Inc.,    Jundt   Funds,    Inc.    and,
                                        American   Eagle  Funds,   Inc.   since
                                        1999.    Senior   Financial    Analyst,
                                        Norwest  Investment   Services,   Inc.,
                                        1997  to  1998.   Fund   Reporting  and
                                        Control   Supervisor,   Voyageur  Funds
                                        Inc., 1994 to 1997.

James E. Nicholson (49)... Secretary    Partner  with the law firm of  Faegre &
                                        Benson  LLP,  Minneapolis, Minnesota,
                                        which   has  served  as  general counsel
                                        to  the   Investment Adviser,   Jundt
                                        Growth  Fund,   Inc.,    Jundt   Funds,
                                        Inc.,   American   Eagle Funds,   Inc.,
                                        and  the   Distributor since  their
                                        inception.  Secretary  of The  Jundt
                                        Growth  Fund, Inc. since 1991, Jundt
                                        Funds, Inc.   since  1995 and American
                                        Eagle Funds,  Inc.  since 1999.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         As of December 31, 1999, the following persons were known to Jundt Associates to be the beneficial owners of 5% or more of a class of shares of any of the Funds.
                                            SHARE      NUMBER OF     PERCENT OF
FUND/NAME AND ADDRESS OF BENEFICIAL         CLASS    SHARES OWNED       CLASS
OWNER
-----------------------------------         -----    ------------       -----

JUNDT GROWTH FUND
Merrill Lynch FBO                             A        53,805          33.09%
Customer Accounts                             B        57,070          26.70%
4800 Deer Lake Drive East, 3rd Floor          C        35,760          52.56%
Jacksonville, Florida 32246

Vacans Corporation                            A        12,367           7.61%
Profit Sharing Plan
59 East Horizon Circle
Oro Valley, Arizona 85737

Dain Rauscher Inc. FBO                        B        10,986           5.14%
Ruth Cliff
Theresa Cliff Ttees
U/W Cameron Cliff
PO box 97
LA Pine, Oregon 97739-0097

James R. Jundt                                B     1,017,656          19.50%
1550 Utica Avenue South, Suite 950
Minneapolis, Minnesota 55416

JUNDT U.S. EMERGING GROWTH FUND
Merrill Lynch FBO                             A       268,141          16.97%
Customer Accounts                             B       617,832          46.72%
4800 Deer Lake Drive East, 3rd Floor          C       429,481          49.45%
Jacksonville, Florida 32246

REM Inc. & Affiliates                         A       221,880          14.04%
Employees Retirement Plan
6921 York Avenue South
Edina, Minnesota 55435

Columbus Circle Trust Co.                     A       136,692           8.65%
FBO Ironworkers District
Council of New England
1 Station PL
Stamford, CT 06902-6800

Wendel & Co.                                  I        48,580           8.69%
c/o Bank of New York
P.O. Box 1066
Wall Street Station

New York, New York 10268

James R. Jundt                                I       430,795          77.10%
1550 Utica Avenue South, Suite 950
Minneapolis, Minnesota 55416

JUNDT OPPORTUNITY FUND
Merrill Lynch FBO                             A       149,768          13.38%
Customer Accounts                             B       274,518          23.43%
4800 Deer Lake Drive East, 3rd Floor          C       282,220          32.51%
Jacksonville, Florida 32246

REM Inc. & Affiliates                         A       162,852          14.55%
Employees Retirement Plan
6921 York Avenue South
Edina, Minnesota 55435

Paul W. Bottum and                            I        60,247           5.10%
Teri B. Bottum JTWROS
1933 Oriole Avenue North
Stillwater, Minnesota 55082

Prudential Securities, Inc. FBO               C        63,463           7.31%
Mr. Lary Gunning
8275 N 61st PL
Paradise Valley, AZ 85253-8124

James R. Jundt                                I       922,237           78.1%
1550 Utica Avenue South, Suite 950
Minneapolis, Minnesota 55416

JUNDT TWENTY-FIVE FUND
Merrill Lynch FBO                             A       202,024          25.48%
Customer Accounts                             B       233,870          29.47%
4800 Deer Lake Drive East, 3rd Floor          C       404,750          64.54%
Jacksonville, Florida 32246

REM Inc. & Affiliates                         A       94,637            1.94%
Employees Retirement Plan
U/A DTD 11/22/74
6921 York Avenue South
Edina, MN 55435-2517

James R. Jundt                                I       400,502          91.00%
1550 Utica Avenue South, Suite 950
Minneapolis, Minnesota 55416

JUNDT MID-CAP GROWTH FUND
Merrill Lynch FBO                             A             0              0%

JUNDT SCIENCE & TECHNOLOGY FUND
Merrill Lynch FBO                             A             0              0%

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual shareholder meetings. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the applicable Fund no later than four months prior to the date proxy statements are mailed to shareholders.

Dated: ________, 2000                             James E. Nicholson, Secretary

                                      PROXY

                           THE JUNDT GROWTH FUND, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of The Jundt Growth Fund, Inc. (the "Fund"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

   |_| FOR all nominees listed below          |_| WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)   all nominees listed below

   INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   James R. Jundt     John E. Clute       Floyd Hall        Demetre M. Nicoloff

   Darrell R. Wells   Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

   |_| FOR all modifications listed below      |_| AGAINST all modifications
   (except as marked to the contrary below)    listed below

   |_| ABSTAIN for all modifications listed below
   (except as marked to the contrary below)

   INSTRUCTION:  To vote FOR any modification, circle the modification listed below. To vote AGAINST any modification, strike a line through the modification listed below.

       A. Modify investment restriction regarding borrowing and the issuance of senior securities

       B. Modify investment restriction regarding concentration in a particular industry

       C.  Modify investment restriction regarding investments in real estate

       D.  Modify investment restriction regarding investments in commodities

       E.  Modify investment restriction regarding lending

       F.  Eliminate investment restriction restricting the pledging of assets

       G. Eliminate investment restriction restricting margin purchases and sales

       H. Eliminate investment restriction limiting investment in illiquid securities

       I.  Eliminate diversification investment restriction

       J. Eliminate investment restriction prohibiting investing in companies for control

3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

   |_| FOR                        |_| AGAINST                       |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                            [NAME OF SHAREHOLDER]


Dated: ________, 2000                       Signature: ________________________

                                      PROXY

                         JUNDT U.S. EMERGING GROWTH FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt U.S. Emerging Growth Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

   |_| FOR all nominees listed below          |_| WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)   all nominees listed below

   INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   James R. Jundt     John E. Clute       Floyd Hall        Demetre M. Nicoloff

   Darrell R. Wells   Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

   |_| FOR all modifications listed below         |_| AGAINST all modifications
   (except as marked to the contrary below)       listed below

   |_| ABSTAIN for all modifications listed below
   (except as marked to the contrary below)

   INSTRUCTION: To vote FOR any modification, circle the modification listed below. To vote AGAINST any modification, strike a line through the modification listed below.

   A. Modify investment restriction regarding borrowing and the issuance of senior securities

   B. Modify investment restriction regarding concentration in a particular industry

   C.  Modify investment restriction regarding investments in real estate

   D.  Modify investment restriction regarding investments in commodities

   E.   Modify investment restriction regarding lending

   F.   Eliminate diversification investment restriction

3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

   |_| FOR                          |_| AGAINST                     |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                            [NAME OF SHAREHOLDER]


Dated: ________, 2000                       Signature: ________________________

                                      PROXY

                             JUNDT OPPORTUNITY FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Opportunity Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

   |_| FOR all nominees listed below          |_| WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)   all nominees listed below

   INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   James R. Jundt     John E. Clute       Floyd Hall        Demetre M. Nicoloff

   Darrell R. Wells   Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

   |_| FOR all modifications listed below          |_| AGAINST all modifications
   (except as marked to the contrary below)        listed below

   |_| ABSTAIN for all modifications listed below
   (except as marked to the contrary below)

   INSTRUCTION:  To vote FOR any modification, circle the modification listed below. To vote AGAINST any modification, strike a line through the modification listed below.

           A. Modify investment restriction regarding borrowing and the issuance of senior securities

           B. Modify investment restriction regarding concentration in a particular industry

           C. Modify investment restriction regarding investments in real estate

           D. Modify investment restriction regarding investments in commodities

           E.  Modify investment restriction regarding lending

3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

   |_| FOR                          |_| AGAINST                     |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                            [NAME OF SHAREHOLDER]


Dated: ________, 2000                       Signature: ________________________

                                      PROXY

                             JUNDT TWENTY-FIVE FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Twenty-Five Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

   |_| FOR all nominees listed below          |_| WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)   all nominees listed below

   INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   James R. Jundt     John E. Clute       Floyd Hall        Demetre M. Nicoloff

   Darrell R. Wells   Clark W. Jernigan   Marcus E. Jundt


2. PROPOSAL TO APPROVE THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS OF THE FUND.

   |_| FOR all modifications listed below         |_| AGAINST all modifications
   (except as marked to the contrary below)       listed below

   |_| ABSTAIN for all modifications listed below
   (except as marked to the contrary below)

   INSTRUCTION:  To vote FOR any modification, circle the modification listed below. To vote AGAINST any modification, strike a line through the modification listed below.

           A. Modify investment restriction regarding borrowing and the issuance of senior securities

           B. Modify investment restriction regarding concentration in a particular industry

           C. Modify investment restriction regarding investments in real estate

           D. Modify investment restriction regarding investments in commodities

           E.   Modify investment restriction regarding lending

3. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

   |_| FOR                          |_| AGAINST                     |_| ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                            [NAME OF SHAREHOLDER]


Dated: ________, 2000                       Signature: ________________________

                                      PROXY

                            JUNDT MID-CAP GROWTH FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Mid-Cap Growth Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

   |_| FOR all nominees listed below         |_| WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)  all nominees listed below

   INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   James R. Jundt     John E. Clute       Floyd Hall        Demetre M. Nicoloff

   Darrell R. Wells   Clark W. Jernigan   Marcus E. Jundt

2. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

   |_| FOR                          |_| AGAINST                     |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                            [NAME OF SHAREHOLDER]


Dated: ________, 2000                       Signature: ________________________

                                      PROXY

                         JUNDT SCIENCE & TECHNOLOGY FUND
                         (A SERIES OF JUNDT FUNDS, INC.)
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE JUNDT GROWTH FUND, INC.

         The undersigned hereby appoints James R. Jundt, Marcus E. Jundt and James E. Nicholson, and each of them with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorize each of them to represent and to vote, as designated below, all the shares of Jundt Science & Technology Fund (the "Fund"), a series of Jundt Funds, Inc. (the "Company"), held of record by the undersigned on July 31, 2000 at the special meeting of shareholders of the Company to be held on __________, or any adjournments or postponements thereof, with all the power the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.


THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT SEVEN AND TO ELECT EACH MEMBER OF THE BOARD OF DIRECTORS.

   |_| FOR all nominees listed below          |_| WITHHOLD AUTHORITY to vote for
   (except as marked to the contrary below)   all nominees listed below

   INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   James R. Jundt     John E. Clute       Floyd Hall        Demetre M. Nicoloff

   Darrell R. Wells   Clark W. Jernigan   Marcus E. Jundt

2. PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND JUNDT ASSOCIATES, INC.

   |_| FOR                          |_| AGAINST                     |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Joint Meeting of Shareholders or any adjournments or postponements thereof.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 ABOVE. RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

      PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE OF SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.



                                            [NAME OF SHAREHOLDER]


Dated: ________, 2000                       Signature: ________________________